                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Gabelli Global Series Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

       ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                   1,000,000,000
       ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                        N/A
       ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                       N/A
        ----------------------------------------------------------------------

     (5)  Total fee paid:

       ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

       ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

       ----------------------------------------------------------------------

     (3)  Filing Party:

       ----------------------------------------------------------------------

     (4)  Date Filed:

       ----------------------------------------------------------------------

                       GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1434

                                                                  April 12, 1999

Dear Fellow Shareholder:

     I would like to invite you to a Special Meeting of Shareholders of Gabelli Global Series Funds, Inc. (the "Fund") to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on Tuesday, May 18, 1999 at 10:00 a.m. eastern time. At this meeting, shareholders will consider a proposal to amend the Fund's Charter to permit the Fund to offer additional classes of shares. The enclosed Proxy Statement describes this proposal in detail.

     We started the Gabelli Global Series Funds, Inc. on November 1, 1993. We are a no-load fund. For existing shareholders, we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to amend the Fund's charter to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

     We believe that this proposal would benefit the shareholders, and we urge you to give it your careful consideration. I look forward to your comments.

                                            Very truly yours,

                                            /s/ MARIO J. GABELLI

                                            MARIO J. GABELLI
                                            Chairman and
                                            Chief Investment Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE SAME AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

                       GABELLI GLOBAL SERIES FUNDS, INC.
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To be held on May 18, 1999
                            ------------------------

     A Special Meeting of Shareholders of GABELLI GLOBAL SERIES FUNDS, INC. (the "Fund") will be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999, at 10:00 a.m. eastern time, for the following purposes:

     1. To consider and act upon Articles of Amendment to the Fund's Charter to permit each series of the Fund to offer additional classes of shares (PROPOSAL 1);

     2.  To elect seven (7) Directors of the Fund (PROPOSAL 2);

     3. To ratify the selection of Grant Thornton LLP as independent accountants of the Fund for the year ending December 31, 1999 (PROPOSAL
         3); and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Directors have fixed the close of business on March 24, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Directors

                                            JAMES E. MCKEE
                                            Secretary

April 12, 1999

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                          VALID SIGNATURE
------------                                          ---------------
CORPORATE ACCOUNTS
(1)  ABC Corp..........................................  ABC Corp.
(2)  ABC Corp..........................................  John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer.........................  John Doe
(4)  ABC Corp., Profit Sharing Plan....................  John Doe, Trustee
FUND ACCOUNTS
(1)  ABC Fund..........................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78..................................  Jane Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Custodian
       f/b/o John B. Smith, Jr. UGMA...................  John B. Smith
(2)  John B. Smith.....................................  John B. Smith, Jr., Executor

                       GABELLI GLOBAL SERIES FUNDS, INC.
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           To be Held on May 18, 1999
                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation on behalf of the board of directors (the "Board of Directors") of Gabelli Global Series Funds, Inc. (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held on Tuesday, May 18, 1999, at 10:00 a.m. eastern time, at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Fund consists of five series, The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Couch Potato Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Opportunity Fund (each, together with any subsequently created series, a "Series").

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank & Trust Company, the Fund's transfer agent, and affiliates of State Street Bank & Trust Company or other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund expects to retain Georgeson and Company Inc. to assist in the solicitation of proxies for a minimum fee of $3,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR Proposals 1, 2 and 3 listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     If sufficient votes to approve any of the proposed items are not received (and regardless of whether or not a quorum exists at the meeting), the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The close of business on March 24, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 18,030,812.65 shares of common stock of the Fund outstanding.

     To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of March 24, 1999, Charles Schwab & Co. owns approximately 11.1% and National Financial Services Corp. owns approximately 7.6% of the outstanding shares of the Fund on behalf of their clients and disclaim beneficial ownership.

     This Proxy Statement is first being mailed to shareholders on or about April 12, 1999.

           PROPOSAL 1: TO CONSIDER AND ACT UPON ARTICLES OF AMENDMENT
                  TO THE FUND'S CHARTER TO PERMIT EACH SERIES
                     TO OFFER ADDITIONAL CLASSES OF SHARES

     Shares of each Series may be purchased and redeemed at net asset value without charge. Approval of Proposal 1 will not diminish the ability of shareholders to purchase and redeem shares at net asset value without charge. Rather, Proposal 1 is designed to permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that the Fund should be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Management believes that approval of Proposal 1 will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

     Over the past year, management of the Fund has examined ways for new shareholders to participate in our management discipline and style. This includes various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, management recommended that the Board of Directors consider obtaining shareholder authorization to convert each Series of the Fund to a multiple-class structure authorized to offer separate sub-series ("classes") of stock in each Series with different distribution and service arrangements. On February 17, 1999, the Board of Directors unanimously approved amendments to the Fund's Articles of Incorporation (the "Charter") that will enable each Series of the Fund to offer additional classes of shares. The Board of Directors also approved the adoption of a plan on behalf of each Series pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to which each Series may issue multiple classes of shares with varying distribution and service arrangements.

     Management of the Fund believes that the Fund and each Series may benefit by having the flexibility to offer multiple classes of shares within each Series and targeting niches within the load and no-load product markets. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli Funds, LLC (the "Adviser") or an affiliate, at net asset value, thereby increasing shareholders' investment flexibility. To the extent multiple classes are implemented for a Series and such Series raises additional assets, use of the multiple class system would likely result in some reduction in annual expenses per share for that Series.

     If Proposal 1 is approved, each Series will continue to offer its existing class of shares as a no-load class with a continuing service fee and the Fund will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares within each Series: Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining contingent deferred sales charge ("CDSC") until held for eighty-four months, a continuing 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for twenty-four months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the eighty-fifth calendar month following the calendar month in which such shares were issued. The existing class of shares of each Series will be redesignated as Class AAA without change in its rights and privileges.

     The proposed amendments to the Fund's Charter will, among other things:

     - Enable the Board of Directors to classify and reclassify authorized but unissued shares of each Series of the Fund into multiple classes with different sales charge and distribution financing alternatives as they deem appropriate and in the best interest of the Fund and its shareholders; and

     - Enable the Board of Directors to classify and reclassify authorized but unissued shares of each Series of the Fund into multiple classes and, in connection therewith, to permit the Board to provide for the automatic conversion of one or more classes of each Series into another class of that Series upon terms and conditions established by the Board from time to time pursuant to the Charter and set forth in the Fund's current registration statement at the time of purchase.

     A copy of the proposed amendments to the Fund's Charter is set forth in Exhibit A.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a majority of the shares of the Fund outstanding as of the record date.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                PROPOSAL 2: TO ELECT SEVEN DIRECTORS OF THE FUND

     At the Meeting, seven Directors of the Fund are to be elected to hold office until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Fund has served in that capacity since the organizational meeting of the Fund. The address of each of the Directors is One Corporate Center, Rye, New York 10580.

                                                                                          NUMBER AND PERCENTAGE OF
                                             POSITION WITH THE FUND                     SHARES BENEFICIALLY OWNED**
NAME (AGE)                                  AND PRINCIPAL OCCUPATION                     DIRECTLY OR INDIRECTLY ON
POSITION                                     DURING PAST FIVE YEARS                            MARCH 24, 1999
----------                                  ------------------------                    ---------------------------
MARIO J. GABELLI* (56)     Chairman of the Board and President of the Fund; Chairman             452,795.00****
  President, Director and  of the Board and Chief Executive Officer of Gabelli Asset                   2.51%
  Chief Investment         Management Inc., Chief Investment Officer of the Adviser
  Officer                  and GAMCO Investors, Inc.; Chairman of the Board and Chief
                           Executive Officer of Lynch Corporation, a diversified
                           manufacturing and communications services company, and
                           Director of East/West Communications, Inc. (1)(2)(3)(4)
                           (5)(6)(7)(8)(9)(10)(11)(12)(15)(16)
FELIX J. CHRISTIANA (73)   Formerly Senior Vice President of Dollar Dry Dock Savings               4,543.35***
  Director                 Bank. (1)(2)(3)(4)(5)(8)(10)(13)(15)(16)
ANTHONY J. COLAVITA (64)   President and Attorney at Law in the law firm of Anthony                7,286.11***
  Director                 J. Colavita, P.C. since 1961. (1)(2)(3)(4)(5)(6)(7)(8)(9)
                           (11)(12)(13)(14)
JOHN D. GABELLI* (54)      Senior Vice President of Gabelli & Company, Inc.; Director                455.87***
  Director                 of Gabelli Advisers, Inc. (5)(8)(16)
KARL OTTO POHL* (69)       Former President of the Deutsche Bundesbank (Germany's                      0.00***
  Director                 Central Bank) and Chairman of its Central Bank Council
                           (1980-1991); Currently board member of Zurich Allied
                           (insurance); TrizecHahn Corp. (real estate) and member of
                           the shareholder committee of Sal. Oppenheim Jr. & Cie.
                           (private investment bank).
                           (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                           (13)(14)(15)(16)

                                                                                          NUMBER AND PERCENTAGE OF
                                             POSITION WITH THE FUND                     SHARES BENEFICIALLY OWNED**
NAME (AGE)                                  AND PRINCIPAL OCCUPATION                     DIRECTLY OR INDIRECTLY ON
POSITION                                     DURING PAST FIVE YEARS                            MARCH 24, 1999
----------                                  ------------------------                    ---------------------------
WERNER ROEDER, M.D. (58)   Director of Surgery, Lawrence Hospital, and practicing                  3,598.82***
  Director                 private physician. (7)(8)(9)(11)(12)(13)(14)
ANTHONIE C. VAN EKRIS      Managing Director of Balmac International Ltd.; Director               33,959.00***
  (63) Director            of Stahal Hardmayer A.Z. and Spinnaker Industries, Inc.
                           (1)(2)(4)(5)(6)(8)(9)(11)(12)(13)

---------------

* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of each fund as a result of his employment as an officer of the fund and the Adviser. Mr. Mario Gabelli and Mr. John Gabelli are registered representatives of a broker-dealer that is controlled by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a director of the parent company of the Adviser.

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.

***  Less than 1%.

**** This figure includes 242,174 shares owned by Gabelli Funds, Inc. or its subsidiaries, 209,597 shares held in discretionary investment advisory accounts by clients of GAMCO Investors, Inc., and 1,024 shares owned by a charitable foundation of which Mr. Gabelli is a trustee. Mr. Gabelli disclaims beneficial ownership of the shares owned by the clients of GAMCO Investors, Inc. and, except to the extent of his interest therein, by Gabelli Funds, Inc. and its subsidiaries.

(1)  Trustee of The Gabelli Asset Fund.                     (9)  Director of Gabelli Gold Fund, Inc.
(2)  Trustee of The Gabelli Growth Fund.                    (10) Director of The Gabelli Global Multimedia Trust Inc.
(3)  Director of The Gabelli Value Fund Inc.                (11) Director of Gabelli Capital Series Funds, Inc.
(4)  Director of The Gabelli Convertible Securities         (12) Director of Gabelli International Growth Fund, Inc.
Fund, Inc.                                                  (13) Director of the Treasurer's Fund, Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.          (14) Trustee of the Gabelli Westwood Funds
(6)  Trustee of The Gabelli Money Market Funds              (15) Director of The Gabelli Equity Trust Inc.
(7)  Director of Gabelli Investor Funds, Inc.               (16) Trustee of The Gabelli Utility Fund.
(8)  Director of Gabelli Global Series Funds, Inc.

     As of March 24, 1999, the directors and executive officers as a group beneficially owned 512,427 shares (2.84%) of the Fund.

     The Fund pays each Director not affiliated with the Adviser or its affiliates, a fee of $1,500 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended December 31, 1998, amounted to $17,500. Committee members receive $500 per meeting.

     During the year ended December 31, 1998, the Directors of the Fund met five times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana, Colavita and Roeder serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1998, the Audit Committee met two times.

     The Directors serving on the Fund's Nominating Committee are Messrs. Colavita (Chairman) and Roeder. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 1998. The Fund does not have a standing compensation committee.

     The following table sets forth certain information regarding the compensation of the Fund's Directors. Each officer of the Fund is also employed by the Adviser and receives no additional compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                   AGGREGATE     TOTAL COMPENSATION
                                                  COMPENSATION   FROM THE FUND AND
NAME OF PERSON                                      FROM THE     FUND COMPLEX PAID
AND POSITION                                          FUND         TO DIRECTORS*
--------------                                    ------------   ------------------
MARIO J. GABELLI                                     $    0           $      0(13)
President, Director and Chief Investment Officer
JOHN D. GABELLI                                      $    0           $      0(4)
Director
FELIX J. CHRISTIANA                                  $3,500           $ 88,500(9)
Director
ANTHONY J. COLAVITA                                  $3,500           $ 82,000(13)
Director
KARL OTTO POHL                                       $3,500           $102,466(15)
Director
WERNER ROEDER, M.D.                                  $3,500           $ 25,500(7)
Director
ANTHONIE C. VAN EKRIS                                $3,500           $ 57,500(10)
Director

------------

 * Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

     Bruce N. Alpert, Vice President and Treasurer of the Fund and James E. McKee, Secretary of the Fund are the only executive officers of the Fund not included in the listing of Directors above. Mr. Alpert is 47 years old and has served as an officer of the Fund since its inception. He currently serves as Executive Vice President and Chief Operating Officer of the Adviser and as an officer of each mutual fund managed by the Adviser and its affiliates. Mr. McKee is 36 years old and has served as Secretary of the Fund since August, 1995. He has served as Vice President, General Counsel and Secretary of Gabelli Asset Management, Inc. since February, 1999, of the Adviser since August, 1995, and of GAMCO Investors, Inc. since December, 1993. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser and its affiliates. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

REQUIRED VOTE

     The affirmative vote of holders of a plurality of the shares of the Fund present at the Meeting is required to elect each of the Directors named above.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

           PROPOSAL 3:  TO RATIFY THE SELECTION OF GRANT THORNTON LLP
            AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND
                  FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1999

     The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a meeting called for that purpose, has selected the firm of Grant Thornton LLP, 7 Hanover Square, New York, New York, 10004-2616 to serve as independent accountants for the Fund's fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Grant Thornton LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Representatives of Grant Thornton LLP will attend the Meeting to answer appropriate questions only if such questions are submitted to the management of the Fund prior to the Meeting.

REQUIRED VOTE

     Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund present at the Meeting.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

THE INVESTMENT ADVISER

     Gabelli Funds, LLC, a newly-formed New York limited liability company and successor to Gabelli Funds, Inc., acts as investment adviser to the Fund. The business address for the Adviser is One Corporate Center, Rye, New York 10580-1434.

THE ADMINISTRATOR

     BISYS Fund Services acts as administrator of the Fund. The business address for the administrator is 3435 Stelzer Road, Suite 1000, Columbus, OH 43219.

THE PRINCIPAL UNDERWRITER/DISTRIBUTOR

     Gabelli & Company, Inc. acts as the principal underwriter/distributor for the Fund. The business address for the principal underwriter/distributor is One Corporate Center, Rye, New York 10580-1434.

BROKER NON-VOTES AND ABSTENTIONS

     The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the Meeting. Shareholders of record who are present at the Meeting, in person or by proxy, and those who abstain, including brokers holding shares of record for customers who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote and are counted for purposes of determining if a quorum exists.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters, such as the Proposal 1, unless they receive voting instructions from their customers. The shares for which brokers have not received voting instructions from the beneficial owner are generally referred to as "uninstructed shares." As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. The Fund will apply the principles set forth below with respect to broker non-votes.

     Quorum Requirements: Broker non-votes will not be counted for purposes of determining whether a quorum exists. The existence of a quorum will be determined based upon the number of shares held by shareholders present in person plus the largest number of shares represented by proxies in which votes have been cast or as to which authority to vote has not be withheld on any proposal. Accordingly, if a broker has exercised discretionary authority with respect to a proposal or has not withheld authority to vote on a proposal, those shares may be counted as votes entitled to be cast at the Meeting for quorum purposes and the number of shares entitled to be voted for quorum purposes will not be reduced by broker non-votes on a different proposal.

     Proposal 1: To be adopted, the Articles of Amendment must receive the affirmative vote of holders of at least a majority of the Fund's outstanding shares voting as a single class, regardless of whether the holders are present in person or by proxy at the Meeting. Uninstructed shares may not be voted on this mater, and abstentions and broker non-votes will have the effect of votes against the Articles of Amendment.

     Proposal 2: Directors are elected by a plurality, and the seven (7) nominees who receive the most votes cast at the Meeting will be elected. Accordingly, abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

     Proposal 3: To be approved, this matter must receive the affirmative vote of the majority of votes cast with respect to this matter at the Meeting. Therefore, abstentions and broker non-votes will not be counted in determining the outcome.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 1999.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

     The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund's proxy statement and proxy relating to the Fund's next meeting of shareholders should submit such proposal to the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       Exhibit A

                              ARTICLES OF AMENDMENT
                                       OF
                        GABELLI GLOBAL SERIES FUNDS, INC.

      Gabelli Global Series Funds, Inc., a Maryland corporation, having its principal office at One Corporate Center, Rye, New York 10580 (the "Corporation"), certifies as follows:

      FIRST: The Articles of Incorporation of the Corporation (the "Articles of Incorporation") are hereby amended by deleting Article V thereof and inserting in its place the following:

                                    ARTICLE V

                                  CAPITAL STOCK

          (1) The total number of shares of stock of all classes which the Corporation shall have authority to issue is One Billion (1,000,000,000) all of which stock shall have a par value of one-tenth of one cent ($.001) per share. The aggregate par value of all authorized shares of stock of the Corporation is One Million Dollars ($1,000,000).

          (2) (a) The Board of Directors of the Corporation is authorized to classify or to reclassify (and to designate one or more classes of capital stock and one or more sub-series of a class or classes of capital stock) from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, and qualifications or terms and conditions of or rights to require redemption of the stock and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any class or sub-series thereof, but the number of shares of any class or sub-series shall not be reduced by the Board of Directors below the number of shares thereof then outstanding. Without limiting the generality of the foregoing, the Board of Directors may designate from time to time any unissued shares of stock of the Corporation as a class representing interests in the same portfolio of assets or one or more sub-series of a class which shall represent interests in the same portfolio of assets attributable to such class. The Board of Directors may also establish in Articles Supplementary creating a class and/or a sub-series of a class different conversion, redemption and other rights for a class or among or with respect to different sub-series of a class (including sub-series of the classes classified, designated and authorized herein) and may establish such other powers, preferences, restrictions, limitations, qualifications and terms and conditions for any class or sub- series of a class (including sub-series of the classes classified, designated and authorized herein) as shall not be inconsistent with the requirements of the 1940 Act or any rule thereunder respecting multiple classes or sub-series of stock of a corporation registered as an open-end investment management company under the 1940 Act or any order of the Securities and Exchange Commission applicable to the Corporation.

          (b) Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the stock of the Corporation, and with respect to each class or sub-series that hereafter may be created, shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from class to class and among sub-series of a class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

          (c) Without limiting the generality of the foregoing, the Board of Directors may designate, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, as a class or classes of preferred or special stock that is excluded from the definition of "senior security" set forth in section 18(g) of the 1940 Act (or in any successor statute) or as one or more sub- series of any such class.

          (3) Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in section (2) of this Article V, Two Hundred Million (200,000,000) shares of the authorized shares of the Corporation are designated and classified as The Gabelli Global Telecommunications Fund Stock ("Telecommunications Stock"), Two Hundred Million (200,000,000) shares of the authorized shares of the Corporation are designated and classified as The Gabelli Global Entertainment and Media Fund Stock ("Entertainment Stock"), Two Hundred Million (200,000,000) shares of the authorized shares of the Corporation are designated and classified as The Gabelli Global Opportunity Fund Stock ("Opportunity

Stock"), Two Hundred Million (200,000,000) shares of the authorized shares of the Corporation are designated and classified as The Gabelli Global Interactive Couch Potato Fund Stock ("Couch Potato Stock") and Two Hundred Million (200,000,000) shares of the authorized shares of the Corporation are designated and classified as The Gabelli Global Convertible Securities Fund Stock ("Convertible Securities Stock"). Until such time as the Board of Directors may provide otherwise in Articles Supplementary creating a new class or sub-series of capital stock of the Corporation (including new sub-series of the Telecommunications Stock, the Entertainment Stock, the Opportunity Stock, the Couch Potato Stock and the Convertible Securities Stock) all classes of the Corporation's capital stock and any sub-series thereof and the respective holders thereof shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of and rights to require redemption and shall be subject to the following provisions.

          (a) As more fully set forth hereinafter, the assets and liabilities and the income and expenses of each class (and, if sub-series of a class have been issued, each such sub-series) of the Corporation's stock shall be determined separately and, accordingly, the net asset value, the distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders, of shares of the Corporation's stock may vary from class to class and sub-series to sub-series.

          (b) All consideration received by the Corporation for the issue or sale of shares of a class of the Corporation's stock, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively referred to as "assets belonging to" that class), shall irrevocably belong to that class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. For purposes of the preceding sentence, the assets of any corporation or business trust merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be deemed to be assets belonging to that class of the Corporation's stock the shares of that class or sub-series thereof are issued by the Corporation pursuant to the merger. Except to the extent shares of a sub-series of a class are to be charged with certain liabilities and expenses in a manner different from other sub-series of that class, each share of a class shall have equal rights with each other share of that class with respect to the assets of the Corporation belonging to that class.

          (c) For purposes of determining the net asset value per share of stock of a class or sub-series, the assets belonging to each class of the Corporation's stock shall be charged with the liabilities of the Corporation with respect to that class (and in the case of sub-series of that class, liabilities allocable to such sub-series) and with that class' share of the liabilities of the Corporation not attributable to any particular class, in the latter case in the proportion that the net asset value of that class (deter mined without regard to such liabilities) bears to the net asset value of all classes of the Corporation's stock (determined without regard to such liabilities) as determined by or in accordance with procedures adopted by the Board of Directors from time to time. In cases where a class of capital stock has more than one sub-series, for purposes of determining the net asset value per share of each sub-series, each sub- series of the class shall be further charged with liabilities that are allocable to such sub-series (including, without limitation, liabilities relating to distribution charges or service charges payable pursuant to a plan of distribution or multi-class plan adopted by or applicable to such sub-series in accordance with the 1940 Act or any rule or order of the Securities and Exchange Commission thereunder) as determined by and in accordance with procedures adopted by the Board of Directors from time to time. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular class or classes or sub-series of any such class. The liabilities of any corporation or business trust merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be charged to that class (and, if applicable, sub-series) of the Corporation's stock the shares of which are issued by the Corporation pursuant to the merger.

          (d) Each holder of stock of the Corporation, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares) shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland and the federal securities laws but subject to any right of the Corporation to postpone or suspend such right of redemption pursuant to the federal securities laws, all or any part of the shares of stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share.

          (e) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of stock of the Corporation to redeem shares of stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities or other assets of the Corporation as the Corporation shall select.

          (f) The right of any holder of stock of the Corporation redeemed by the Corporation as provided in subsection (d) of this section (3) to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is deter mined, except the right of such holder to receive (i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.

          (g) The Corporation shall have the power to redeem shares of any class or sub-series at a redemption price determined in accordance with subsection (d) of this section (3) if at any time the total investment in such account does not have a net asset value of at least $10. In the event the Corporation determines to exercise its power to redeem shares provided in this subsection (g), the holder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before such mandatory redemption is processed.

          (h) The Corporation shall be entitled to purchase shares of its stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share.

          (i) The net asset value of each share of each class or sub-series of such class of the Corporation's stock issued and sold or redeemed or purchased at net asset value shall be the current net asset value per share of the shares of that class or sub-series as determined by or in accordance with procedures adopted by the Board of Directors from time to time which comply with the 1940 Act with such current net asset value to be based on the assets belonging to each such class less the liabilities charged to each such class and, in the case of any such sub-series, the liabilities charged to such sub-series.

          (j) In the absence of any specification as to the purpose for which shares of stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it. Until their classification is changed in accordance with section (2) of this Article V, all shares so redeemed or purchased shall continue to belong to the same class and sub-series to which they belonged at the time of their redemption or purchase.

          (k) Shares of each class and sub-series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class or sub-series, as the case may be; provided, that dividends or distributions shall be paid on shares of a class or a sub-series of such class of stock only out of lawfully available assets belonging to that class. The dividends and distributions per share of a class or sub-series thereof may vary with respect to the shares of each other class or sub-series.

          (l) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or a sub-series of such class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class after allocation and payment or setting aside of assets sufficient to pay all liabilities allocable to that class and the various sub-series thereof. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes in proportion to the net assets of the respective classes. The assets so distributable to the stockholders of a class or a sub-series of such class shall be distributed among such stockholders in proportion to the net asset value of the number of shares of that class held by them and recorded on the books of the Corporation. The liquidation of any particular class in which there are shares then outstanding may be authorized by vote of the majority of the Board of Directors then in office, subject to the approval of the majority of outstanding securities of that class, as defined in the 1940 Act and without the vote of the holders of any other class. The liquidation or dissolution of a particular class may be accomplished, in whole or in part, by the transfer of assets belonging to such class to another class or by the exchange of shares of such class for the shares of another class.

          (m) On each matter submitted to a vote of the stockholders for approval, each holder of a share of stock shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the class or sub-series thereof, and all shares of all classes or sub-series shall vote as a single class ("Single Class Voting"); provided, however, that
(a) as to any matter with respect to which a separate vote of any class or sub-series is required by the 1940 Act (including the rules and regulations thereunder) or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or sub-series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or sub-series, then, subject to (c) below, the shares of all other classes or sub-series shall vote as a single class or sub-series; and (c) as to any matter which does not affect the interest of all classes or sub-series including liquidation of a particular class as described in subsection (1) above, only the holders of shares of the one or more affected classes or sub-series shall be entitled to vote.

          (n) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

          (4) All persons who shall acquire stock or other securities of the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation, as from time to time amended.

      SECOND: The total number of shares of stock of all classes which the Corporation had authority to issue immediately before the amendment set forth in Article FIRST hereof was 1,000,000,000 shares of capital stock with a par value of $.001 per share and an aggregate par value of $1,000,000. Such shares of capital stock were designated as follows: 200,000,000 of the authorized shares of stock were designated as Telecommunications Stock; 200,000,000 shares of the authorized shares of stock were designated as Entertainment Stock; 200,000,000 shares of the authorized shares of stock were designated as Opportunity Stock; 200,000,000 shares of the authorized shares were designated as Couch Potato Stock and 200,000,000 of the authorized shares were designated as Convertible Securities Stock.

      THIRD: The total number of shares of stock of all classes the Corporation has authority to issue, as amended, is 1,000,000,000 shares of stock, with a par value of $.001 per share and an aggregate par value of $1,000,000. Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in Section (1) of the amended Article V of the Articles of Incorporation as set forth in Article FIRST hereof, 200,000,000 of the authorized shares of stock shall constitute a separate class designated as Telecommunications Stock; 200,000,000 shares of the authorized shares of stock shall constitute a separate class designated as Entertainment Stock; 200,000,000 shares of the authorized shares of stock shall constitute a separate class designated as Opportunity Stock; 200,000,000 shares of the authorized shares shall constitute a separate class designated Couch Potato Stock and 200,000,000 of the authorized shares shall constitute a separate class designated as Convertible Securities Stock.

      FOURTH: A description, as amended, of each class of the Corporation's stock with the preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics is set forth in Article FIRST hereof.

      FIFTH: (a) All of the Corporation's currently issued and outstanding shares of Telecommunications Stock are hereby reclassified and designated as shares of "The Gabelli Global Telecommunications Fund Class AAA Stock" (the "Telecommunications Class AAA Stock") and shall be deemed to be a sub-series of the shares of the Corporation's class designated as Telecommunications Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Entertainment Stock are hereby reclassified as shares of "The Gabelli Global Entertainment and Media Fund Class AAA Stock" (the "Entertainment Class AAA Stock") and shall be deemed to be a sub-series of the shares of the Corporation's class designated as Entertainment Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Opportunity Stock are hereby reclassified as shares of "The Gabelli Global Opportunity Fund Class AAA Stock" (the "Opportunity Class AAA Stock") and shall be deemed to be a sub-series of the shares of the Corporation's class designated as Opportunity Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Couch Potato Stock are hereby reclassified as shares of "The Gabelli Global Couch

Potato Fund Class AAA Stock" (the "Couch Potato Class AAA Stock") and shall be deemed to be a sub-series of the shares of the Corporation's class designated as Couch Potato Stock, established and designated pursuant to the amendment made to
Article V of the Articles of Incorporation as set forth in Article FIRST hereof. All of the Corporation's currently issued and outstanding shares of Convertible Securities Stock are hereby reclassified as shares of "The Gabelli Global Convertible Securities Fund Class AAA Stock" (the "Convertible Securities Class AAA Stock") and shall be deemed to be a sub-series of the shares of the Corporation's class designated as Convertible Securities Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof.

          (b) All of the shares of each of the sub-series of the Corporation's stock established pursuant to sub-paragraph (a) of this Article FIFTH shall, subject to the terms and conditions of the Articles of Incorporation as amended pursuant to the amendment made to ARTICLE V of the Articles of Incorporation as set forth in Article FIRST hereof, represent proportionate interests in the portfolio of investments attributable to their respective class.

      SIXTH: This amendment was approved by a majority of the Corporation's Board of Directors and by the affirmative vote of holders of a majority of the outstanding shares of the Corporation's capital stock currently outstanding at a special meeting of the Corporation's stockholders duly convened on May 18, 1999, all in accordance with the Maryland General Corporation Law and the Charter and By-Laws of the Corporation.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                               1)  To consider and act upon Articles
   GABELLI GLOBAL                  of Amendment to the Fund's Charter
   SERIES FUNDS, INC.              to permit each Series to offer additional
                                   classes of shares

                                                                                          For    Withhold    For all
                                                                                          All    Authority   Except

                                                                                          [ ]       [ ]       [ ]
                               2) To elect seven (7) Directors of the Fund:
                                  Mario J. Gabelli, Felix J. Christiana,
                                  Anthony J. Colavita, John D. Gabelli,
                                  Karl Otto Pohl, Werner Roeder, M.D.,
                                  and Anthonie C. van Ekris; and



                                  NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
                                  A PARTICULAR NOMINEE(S), MARK THE "FOR ALL EXCEPT"
                                  BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE
                                  NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE
                                  REMAINING NOMINEE(S)

                                                                                          FOR     AGAINST     Abstain
                                                                                          [ ]       [  ]        [  ]

                               3) To ratify the selection of Grant Thornton
                                  LLP as the independent accountants of
                                  the Fund for the year ending
                                  December 31, 1999; and
                                                                                          For     Against     Abstain
                                                                                          [ ]       [  ]       [  ]

                               4) To transact such other business as
                                  may properly come before the Meeting
                                  or any adjournment thereof.


Please be sure to sign and date this            Date
Proxy.                                               -------------------------

Shareholder sign here                                Co-owner sign here

--------------------------------------               -------------------------

                                          Mark box at right if comments [  ]
                                          or address changes have been noted
                                            on the reverse side of this card.




DETACH CARD

                       GABELLI GLOBAL SERIES FUNDS, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Gabelli Global Series Funds, Inc.

                       GABELLI GLOBAL SERIES FUNDS, INC.
              THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Gabelli Global Series Funds, Inc. (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on May 18, 1999 at 10:00 a.m. (eastern standard time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present, and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to any Proposal, this proxy will be voted FOR the Proposals. Please refer to the Proxy Statement for a discussion of each of the Proposals.

     PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or here title.



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?


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